                                                                 EXHIBIT 10.5(b)

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the 24th day of December, 1999, by and among INTERLAND, INC., a Georgia corporation (the "Company"), CREST COMMUNICATIONS PARTNERS, L.P., a Delaware limited partnership, CREST ENTREPRENEURS FUND, L.P., a Delaware limited partnership (collectively "Crest"), BOULDER VENTURES III, L.P., a Delaware limited partnership ("Boulder"), MICROSOFT CORPORATION ("Microsoft") and the other investors set forth on the signature page hereto (the "Other Investors"), to amend the terms of that certain Registration Rights Agreement by and among the Company, Crest, Boulder and the Other Investors dated as of December 2, 1999 (the "Agreement").

         WHEREAS, the Agreement was entered into in connection with Crest's and Boulder's acquisition of an aggregate of 9,174,313 shares of the Company's Series A Convertible Participating Preferred Stock, no par value per share (the "Series A Stock");

         WHEREAS, in connection with Microsoft's acquisition of 2,300,000 shares of the Series A Stock, it desires to be entitled and subject to all of the rights and obligations of the Agreement pari passu with each of Boulder and Crest;

         WHEREAS, the Company, Crest and Boulder have determined and agreed that it would be in the strategic best interest of the Company to amend the Agreement to include Microsoft as a party to the Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:


         1. The Agreement is hereby amended to include Microsoft as a party thereto as one of the Holders (as defined therein) for all purposes thereunder. As such, Microsoft shall have all of the rights and obligations under and pursuant to the Agreement in exactly the same manner and to the same extent as such rights and obligations are granted to each of Holders.


         2. The definition of Holders contained in Section 2 of the Agreement shall be deleted and restated in its entirety as follows:


                  ""Holders" shall mean Crest, Boulder, Microsoft, the Other Investors and any other person or entity that is a valid transferee of the rights granted hereunder pursuant to SECTION 1.7 hereof."

                  IN WITNESS WHEREOF, the undersigned individuals and the respective duly authorized officer or partner, as the case may be, of each of the parties hereto have executed this Amendment as of the day and year first hereinabove set forth.

                                  INTERLAND, INC.


                                  By:      /s/ Ken Gavranovic
                                     ----------------------------------------
                                  Name:      Ken Gavranovic
                                  Title:     President and Chief Executive
                                             Officer



                                  THE HOLDERS

                                  CREST COMMUNICATIONS
                                  PARTNERS L.P.


                                  By:      Crest Communications Holdings LLC
                                  Its:     Authorized Representative


                                  By:      /s/ Gregg A. Mockenhaupt
                                     ----------------------------------------
                                  Name:      Gregg A. Mockenhaupt
                                  Title:     Managing Director


                                  CREST ENTREPRENEURS FUND L.P.

                                  By:   Crest Communications Holdings LLC
                                  Its:  Authorized Representative


                                  By:      /s/ Gregg A. Mockenhaupt
                                     ----------------------------------------
                                  Name:      Gregg A. Mockenhaupt
                                  Title:     Managing Director


                                  BOULDER VENTURES III, L.P.


                                  By:      /s/ Andrew E. Jones
                                     ----------------------------------------
                                  Name:      Andrew E. Jones
                                  Title:     Partner

                                  BANCBOSTON VENTURES INC.



                                  By:      /s/ M. Scott McCormack
                                     ----------------------------------------
                                  Name:      M. Scott McCormack
                                  Title:     Vice President


                                  PRIVATE EQUITY CO-INVEST LTD.

                                  By:      VBTC Management, Ltd.
                                  Its:     Sole Director


                                  By:      /s/ John Arnold
                                     ----------------------------------------
                                  Name:      John Arnold
                                  Title:     Chairman


                                  BOULDER VENTURES III (ANNEX),
                                  L.P.


                                  By:      /s/ Andrew E. Jones
                                     ----------------------------------------
                                  Name:      Andrew E. Jones
                                  Title:     Partner


                                  MICROSOFT CORPORATION


                                  By:        /s/ Bruce Jaffe
                                     ----------------------------------------
                                  Name:      Bruce Jaffe
                                  Its:       Director - Corporate Development